Filed Pursuant to Rule 497
File no. 333-182941

PART B
STATEMENT OF ADDITIONAL INFORMATION
Priority Income Fund, Inc.
STATEMENT OF ADDITIONAL INFORMATION NOVEMBER 4, 2015
This STATEMENT OF ADDITIONAL INFORMATION, or SAI, is NOT A PROSPECTUS and should only be read in conjunction with our prospectus, dated November 4, 2015, relating to this offering and any accompanying prospectus supplement. A copy of the prospectus and any accompanying prospectus supplement may be obtained, without charge, by calling us at (212) 448-0702, or by visiting our website at www.priority-incomefund.com.
Our prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, or the SEC. The registration statement may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC’s public reference room at 100 F Street, NE, Washington, DC 20549, or via the SEC’s website at www.sec.gov, at no charge.
We are a newly formed entity and therefore have limited operating history to report. We have not operated under any other name or conducted other business activity.
Unless otherwise noted, the terms “we,” “us,” “our,” and “Priority Income Fund” refer to Priority Income Fund, Inc. Terms not defined herein have the same meaning as given to them in the prospectus.

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Page
TABLE OF CONTENTS	SAI-2
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	SAI-3
CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS	SAI-5
REGULATION	SAI-7
BROKERAGE ALLOCATION AND OTHER PRACTICES	SAI-11
INDEX TO FINANCIAL STATEMENTS	F-1

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
We have entered into an Investment Advisory Agreement with our Adviser. Pursuant to the Investment Advisory Agreement, we will pay our Adviser a base management fee and an incentive fee, and will reimburse our Adviser for routine non-compensation overhead expenses, such as expenses incurred by Prospect Administration or us in connection with administering our business, including expenses incurred by Prospect Administration in performing administrative services for us, and the reimbursement of the compensation of our Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary and other administrative personnel paid by Prospect Administration, subject to the limitations included in the Administration Agreement, and other expenses. See “Investment Advisory Agreement” in the Prospectus for a description of how the fees payable to our Adviser will be determined.
We have also entered into an Administration Agreement with Prospect Administration. Pursuant to the Administration Agreement, we will reimburse Prospect Administration for administrative services provided to us and our allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement. See “Administration Agreements” in the Prospectus for a description of our reimbursement obligation to Prospect Administration. In addition, certain personnel of Prospect Capital Management will be made available to our Adviser to assist it in managing our portfolio and operations, provided that they are supervised at all times by our Adviser’s management team. We have also entered into an Investor Services Agreement under which we have agreed to reimburse a subsidiary of Behringer Harvard for providing investor relations support and related back-office services with respect to our investors.
Certain of the executive officers, directors and finance professionals of Prospect Capital Management, Prospect Administration, and Behringer Harvard who perform services for us on behalf of our Adviser are also officers, directors, managers, and/or key professionals of other Prospect Capital Management entities (including Prospect Capital Corporation and Pathway Energy Infrastructure Fund, Inc.), and Behringer Harvard entities. These persons have legal obligations with respect to those entities that are similar to their obligations to us. In the future, these persons and other affiliates of Prospect Capital Management and Behringer Harvard may organize other investment programs and acquire for their own account investments that may be suitable for us. In addition, Prospect Capital Management and Behringer Harvard may grant equity interests in our Adviser to certain management personnel performing services for our Adviser.
Prior to the occurrence of a liquidity event, all transactions with affiliates of ours shall be on terms no less favorable than could be obtained from an unaffiliated third party and must be approved by a majority of our directors, including a majority of our independent directors.
We entered into a license agreement with our Adviser, pursuant to which our Adviser granted us a nonexclusive, royalty free license to use the name “Priority Income Fund, Inc.” Under this agreement, we have a right to use such name for so long as our Adviser remains our investment adviser. Other than with respect to this limited license, we have no legal right to our name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with our Adviser is in effect.
Our Adviser has funded offering and organization costs in the amount of approximately $5.4 million as of June 30, 2015. Our Adviser will be entitled to receive up to 5% of the gross proceeds raised from outside investors until all offering and organization costs funded by our Adviser or its affiliates have been recovered. On January 8, 2014, our Adviser agreed to reduce such reimbursement and accept a maximum of 2.0% of the aggregate gross proceeds of the offering of our securities until all of the organization and offering expenses incurred and/or paid by our Adviser have been recovered.
Allocation of our Adviser’s Time
We rely, in part, on our Adviser to manage our day-to-day activities and to implement our investment strategy. Our Adviser and certain of its affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, our Adviser, its personnel and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including, but not limited to, the management of Prospect Capital Management, Prospect Administration, Prospect Capital Corporation, Pathway Energy Infrastructure Fund, Inc. and Behringer Harvard. Our Adviser and its personnel will devote only as much of its and their time to our business as our Adviser and its personnel, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, our Adviser, its personnel and certain affiliates may experience conflicts of interest in allocating management time, services and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us.
However, Prospect Capital Management and Behringer Harvard believe that our Adviser’s professionals have sufficient time to fully discharge their responsibilities to us and to the other businesses in which they are involved. We believe that our affiliates and executive officers will devote the time required to manage our business and expect that the amount of time a particular executive officer or affiliate devotes to us will vary during the course of the year and depend on our business

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activities at the given time. It is difficult to predict specific amounts of time an executive officer or affiliate will devote to us. We expect that our executive officers and affiliates will generally devote more time to programs raising and investing capital than to programs that have completed their offering stages, though from time to time each program will have its unique demands. Because many of the operational aspects of Prospect Capital Management-sponsored and Behringer Harvard-sponsored programs are very similar, there are significant efficiencies created by the same team of individuals at our Adviser providing services to multiple programs. For example, our Adviser has streamlined the structure for financial reporting, internal controls and investment approval processes for the programs.
Allocation of Investments
Concurrent with this offering, certain professionals of our Adviser are simultaneously providing advisory services to other affiliated entities, including Prospect Capital Management, which serves as the investment adviser to Prospect Capital Corporation and Pathway Energy Infrastructure Management, LLC, which serves as the investment adviser to Pathway Energy Infrastructure Fund, Inc. Prospect Capital Corporation is a publicly-traded business development company that focuses on generating current income and, to a lesser extent, long-term capital appreciation for stockholders, primarily by making investments in senior secured loans, subordinated debt, unsecured debt, Target Securities and equity of portfolio companies. Pathway Energy Infrastructure Fund, Inc. is an externally managed, non-diversified, closed-end management investment company that invests primarily in in securities of companies that operate primarily in the energy and related infrastructure and industrial sector. As a result, we may compete with any such investment entity for the same investors and investment opportunities.
On February 10, 2014, we received an exemptive order from the SEC (the “Order”) that gave us the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by our Adviser or certain affiliates, including Prospect Capital Corporation and Pathway Energy Infrastructure Management, LLC, which serves as the investment adviser to Priority Income Fund, Inc., subject to the conditions included therein.  Under the terms of the Order permitting us to co-invest with other funds managed by our Adviser or its affiliates, a majority of our independent directors who have no financial interest in the transaction must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies. The Order also imposes reporting and record keeping requirements and limitations on transactional fees. In certain situations where co-investment with one or more funds managed by our Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of our Adviser or its affiliates will need to decide which client will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, we will be unable to invest in any issuer in which one or more funds managed by our Adviser or its affiliates has previously invested.
Affiliates of our Adviser have no obligation to make their originated investment opportunities available to our Adviser or to us, and such opportunities may be provided to Prospect Capital Corporation or another affiliate of our Adviser.
To mitigate the foregoing conflicts, our Adviser and its affiliates will seek to allocate portfolio transactions on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments, the applicable investment programs and portfolio positions, the clients for which participation is appropriate and any other factors deemed appropriate.
Affiliated Dealer Manager
The dealer manager is an affiliate of our Adviser and also serves as the dealer manager for Pathway Energy Infrastructure Fund, Inc. This relationship may create conflicts in connection with the dealer manager’s due diligence obligations under the federal securities laws. Although the dealer manager will examine the information in this SAI and the Prospectus for accuracy and completeness, due to its affiliation with our Adviser, no independent review of us will be made in connection with the distribution of our shares in this offering.

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CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
After this offering, no person will be deemed to control us, as such term is defined in the 1940 Act. The following table sets forth, as of the date of this SAI, information with respect to the beneficial ownership of our shares by:

•	each person known to us to beneficially own more than 5% of the outstanding shares;

•	each member of our Board of Directors and each executive officer; and

•	all of the members of our Board of Directors and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no shares subject to options that are currently exercisable or exercisable within 60 days of the offering. Unless otherwise specified, the address of each beneficial owner is 10 East 40th Street, 42nd Floor, New York, New York 10016.

Shares Beneficially Owned as of the Date of This SAI
Name	Number of Shares	Percentage(1)	Percentage assuming maximum amount is purchased
5% or Greater Stockholders:
Priority Senior Secured Income Management, LLC(2)	17,865	0.2%	*
Interested Directors:
M. Grier Eliasek	—	—	—
Robert S. Aisner	—	—	—
Independent Directors:
Andrew C. Cooper	—	—	—
William J. Gremp	—	—	—
Eugene S. Stark	—	—	—
Executive Officers:
Michael D. Cohen	5,435	*	*
Brian H. Oswald	—	—	—
All officers and members of our Board of Directors as a group (persons)	5,435	*	*
_______________________________________________________________________________

(1)	Based on a total of 7,859,403 shares of common stock outstanding on October 30, 2015.

(2)	Priority Senior Secured Income Management, LLC is owned 50% by Prospect Capital Management and 50% by Behringer Harvard.

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The following table sets forth, as of the date of this SAI, the dollar range of our equity securities that are beneficially owned by each member of our Board of Directors, based on the public offering price of $15.03 per share.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors:
M. Grier Eliasek	None
Robert S. Aisner	None
Independent Directors:
Andrew C. Cooper	None
William J. Gremp	None
Eugene S. Stark	None
_______________________________________________________________________________

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	The dollar range of equity securities beneficially owned are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.
The following table sets forth, as of the date of this SAI, the dollar range of our equity securities that are owned by each of our Adviser’s professionals, based on the public offering price of $15.03 per share.

Name of Professional	Dollar Range of Equity Securities(1)
John F. Barry III(2)	$100,001 - $500,000
Michael D. Cohen	$50,001 - $100,000
Brian H. Oswald	None
Nishil Mehta	None
John W. Kneisley	None
Colin McGinnis	None
_______________________________________________________________________________

(1)	The dollar ranges of equity securities are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

(2)	Mr. Barry may be deemed to share beneficial ownership with our Adviser by virtue of his control of Prospect Capital Management, which owns 50% of our Adviser.

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REGULATION
We are a non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. As a registered closed-end investment company, we are subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of the outstanding voting securities, we may not:

•	change our classification to an open-end management investment company;

•
except in each case in accordance with our policies with respect thereto set forth in this SAI and the Prospectus, borrow money, issue senior securities, underwrite securities issued by other persons, purchase or sell real estate or commodities or make loans to other persons;

•
deviate from any policy in respect of concentration of investments in any particular industry or group of industries as recited in this SAI and the Prospectus, deviate from any investment policy which is changeable only if authorized by stockholder vote under the 1940 Act, or deviate from any fundamental policy recited in its registration statement in accordance with the requirements of the 1940 Act; or

•	change the nature of our business so as to cease to be an investment company.
A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company.
As with other companies regulated by the 1940 Act, a registered closed-end management investment company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the closed-end management investment company. Furthermore, as a registered closed-end management investment company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of the SEC.
As a registered closed-end management investment company, we are generally required to meet an asset coverage ratio with respect to our outstanding senior securities representing indebtedness, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, of at least 300% after each issuance of senior securities representing indebtedness. In addition, we are generally required to meet an asset coverage ratio with respect to our outstanding preferred stock, as defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding preferred stock, of at least 200% immediately after each issuance of such preferred stock. We are also prohibited from issuing or selling any senior security if, immediately after such issuance, we would have outstanding more than (i) one class of senior security representing indebtedness, exclusive of any promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, or (ii) one class of senior security which is stock, except that in each case any such class of indebtedness or stock may be issued in one or more series.
We are generally not able to issue and sell our common stock at a price below net asset value per share. See “Risk Factors—Risks Related to Our Business and Structure—Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. As a registered closed-end management investment company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage” in the Prospectus. We may, however, sell our common stock, or at a price below the then-current net asset value of our common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.
We may borrow funds to make investments, although we do not intend to incur leverage or issue preferred shares in the first 12 months following the date of this prospectus, or until the proceeds of this offering are substantially invested in accordance with our investment objective. Although we do not expect to do so, we may also borrow funds, consistent with the limitations of the 1940 Act, in order to make the distributions required to maintain our status as a RIC under Subchapter M of the Code.
As a registered closed-end management investment company, we are subject to certain risks and uncertainties. See “Risk Factors—Risks Related to Our Business and Structure” in the Prospectus.

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Fundamental Investment Policies
The restrictions identified as fundamental below, along with our investment objective, are our only fundamental policies. Fundamental policies may not be changed without the approval of the holders of a majority of our outstanding voting securities, as defined in the 1940 Act.
As a matter of fundamental policy, we will not: (1) act as an underwriter of securities of other issuers (except to the extent that we may be deemed an “underwriter” of securities we purchase that must be registered under the Securities Act before they may be offered or sold to the public); (2) purchase or sell real estate or interests in real estate or real estate investment trusts (except that we may (A) purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments, or in connection with foreclosure on collateral, or (B) own the securities of companies that are in the business of buying, selling or developing real estate); (3) sell securities short (except with regard to managing the risks associated with publicly-traded securities we may hold in our portfolio); (4) purchase securities on margin (except to the extent that we may purchase securities with borrowed money); or (5) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed investment situations or in hedging the risks associated with interest rate fluctuations), and, in such cases, only after all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission have been obtained.
We do not have any fundamental policies with respect to the concentration of our investments in a particular industry or group of industries, and we do not operate as a diversified investment company under the 1940 Act. We may invest up to 100% of our assets in Target Securities, which may be acquired directly in privately negotiated transactions or in secondary market purchases. Our intention is to not write (sell) or buy put or call options to manage risks associated with any publicly-traded securities we may hold, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations, and, in such cases, only after all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission have been obtained.
We will be subject to certain regulatory restrictions in making our investments. We have received the Order from the SEC granting us the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by our Adviser or certain affiliates, including Prospect Capital Corporation and Pathway Energy Infrastructure Fund, Inc. We may only co-invest with certain entities affiliated with our Adviser in negotiated transactions originated by our Adviser or its affiliates in accordance with such Order and existing regulatory guidance. See “Certain Relationships and Related Party Transactions—Allocation of Investments” in the statement of additional information.
We may borrow money or issue senior securities up to the maximum amount permitted by the 1940 Act. See “—Senior Securities” below.
Temporary Investments
Pending investment in portfolio securities consistent with our investment objective and strategies described in the Prospectus, our investments may consist of cash, cash equivalents, U.S. government securities, money market funds, repurchase agreements, or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our gross assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.
Senior Securities
We are permitted, under specified conditions, to issue one class of indebtedness and one class of stock senior to our common stock if our asset coverage with respect thereto, as defined in the 1940 Act, is at least equal to 300% immediately after such issuance of senior securities representing indebtedness, and 200% immediately after each issuance of senior securities which are stock. We are also permitted to issue promissory notes or other evidences of indebtedness in consideration of a loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, provided that our asset coverage with respect to our outstanding senior securities representing indebtedness is at least equal to 300% immediately thereafter. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the

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value of our gross assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, See “Risk Factors—Risks Related to Debt Financing” in the Prospectus.
Code of Ethics
We and our Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the codes’ requirements. We have attached our code of ethics as an exhibit to the registration statement of which the Prospectus is a part. You may also read and copy our code of ethics at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, our code of ethics is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.
Compliance Policies and Procedures
We and our Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer is responsible for administering these policies and procedures.
Proxy Voting Policies and Procedures
We have delegated our proxy voting responsibility to our Adviser. The proxy voting policies and procedures of our Adviser are set forth below. The guidelines are reviewed periodically by our Adviser and our non-interested directors, and, accordingly, are subject to change.
Introduction
As an investment adviser registered under the Advisers Act, our Adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.
These policies and procedures for voting proxies for the investment advisory clients of our Adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.
Proxy Policies
Our Adviser will vote proxies relating to our securities in the best interest of its clients’ stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by its clients. Although our Adviser will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.
The proxy voting decisions of our Adviser are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how our Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.
Proxy Voting Records
You may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.
Other
We will be periodically examined by the SEC for compliance with the 1940 Act.
We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a registered closed-end management investment company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

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Sarbanes-Oxley Act of 2002
The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 30a-2 of the 1940 Act, our chief executive officer and chief financial officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 11 of Form N-CSR and Item 2 of Form N-Q, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures; and

•
pursuant to Item 11 of Form N-CSR and Item 2 of Form N-Q, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

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BROKERAGE ALLOCATION AND OTHER PRACTICES
Since we generally acquire and dispose of our investments in privately negotiated transactions, we expect to infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our Adviser is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our Adviser will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Adviser may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the services provided.

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INDEX TO FINANCIAL STATEMENTS

The following financial statements of Priority Income Fund, Inc. are included in this statement of additional information:

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders
Priority Income Fund, Inc.
New York, New York

We have audited the accompanying statement of assets and liabilities of Priority Income Fund, Inc. (the “Company”), including the schedule of investments, as of June 30, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the year ended June 30, 2015 and the period from January 6, 2014 (the date non-affiliate stockholders were admitted into the Company) to June 30, 2014. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Priority Income Fund, Inc. as of June 30, 2015, the results of its operations and its cash flows for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for the year ended June 30, 2015 and the period from January 6, 2014 (the date non-affiliate stockholders were admitted into the Company) to June 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/ BDO USA, LLP
New York, New York
August 28, 2015

Statement of Assets and Liabilities
As of June 30, 2015

Assets
Investments, at value (amortized cost: $71,763,706)	$73,170,106
Cash and cash equivalents	4,641,787
Due from Adviser (note 5)	4,288,705
Prepaid expenses	101,738
Due from affiliate (note 5)	10,459
Total assets	82,212,795
Liabilities
Payable for investment securities purchased	7,185,500
Due to Adviser (note 5)	5,453,270
Accrued expenses	336,148
Due to Administrator (note 5)	229
Total liabilities	12,975,147
Net assets	$69,237,648

Components of net assets:
Common stock, $0.01 par value; 200,000,000 shares authorized; 5,007,556, 14,493 and 149,458 of
Class R shares, Class RIA shares and Class I shares issued and outstanding, respectively	$51,715
Paid-in capital in excess of par	67,909,889
Dividends in excess of net investment income	(110,468)
Accumulated realized loss	(19,888)
Net unrealized appreciation on investments	1,406,400
Net assets	$69,237,648

Net asset value per share	$13.39
See accompanying notes to financial statements.

Statement of Operations
For the Year Ended June 30, 2015

Investment income
Interest income from investments	$4,038,474
Total investment income	4,038,474
Expenses
Base management fee (note 5)	770,769
Incentive fee (note 5)	272,898
Total investment advisory fees	1,043,667
Administrator costs (note 5)	423,344
Marketing expense	384,179
Valuation services	299,547
Audit and tax expense	273,850
Transfer agent's fees and expenses	182,188
Due diligence expense	120,140
Insurance expense	116,517
Legal expense	110,546
General and administrative	67,980
Total expenses	3,021,958
Waiver of organization and offering costs paid by the Adviser (note 5)	(78,163)
Expense support reimbursement (note 5)	(2,943,795)
Net expenses	—
Net investment income	4,038,474
Realized and unrealized gain (loss) from investments
Net realized loss from investments	(4,606)
Net change in unrealized appreciation on investments	1,432,835
Net realized and change in unrealized gain from investments	1,428,229
Net increase in net assets resulting from operations	$5,466,703
See accompanying notes to financial statements.

Statements of Changes in Net Assets

	Year Ended
	June 30, 2015	June 30, 2014
Increase (Decrease) in net assets resulting from operations:
Net investment income (loss)	$4,038,474	$(932,743)
Net realized loss from investments	(4,606)	—
Net change in unrealized appreciation (depreciation) on investments	1,432,835	(26,435)
Net increase (decrease) in net assets resulting from operations	5,466,703	(959,178)
Distributions to stockholders:
Distributions from net investment income (note 6)	(3,862,328)	(274,840)
Total distributions to stockholders	(3,862,328)	(274,840)
Capital transactions:
Subscriptions from shares sold (note 4)	59,704,225	9,408,676
Reinvestment of dividends	1,813,738	106,297
Offering costs	(671,734)	(1,044,315)
Net increase in net assets from capital transactions	60,846,229	8,470,658
Total increase in net assets	62,450,604	7,236,640
Net assets:
Beginning of year	6,787,044	(449,596)
End of year(a)	$69,237,648	$6,787,044

(a)Includes dividends in excess of net investment income of:	$(110,468)	$(268,670)
See accompanying notes to financial statements.

Statement of Cash Flows
For the Year Ended June 30, 2015

Cash flows from operating activities:
Net increase in net assets resulting from operations	$5,466,703
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(65,672,215)
Proceeds from collection of investment principal	3,320,257
Accretion of purchase discount, net	(1,468,067)
Net change in unrealized appreciation on investments	(1,432,835)
Realized loss from investments	4,606
(Increase) Decrease in operating assets:
Due from Adviser	(3,037,994)
Prepaid expenses	1,068
Due from affiliate	(10,459)
Increase (Decrease) in operating liabilities:
Due to Adviser	2,007,011
Due to Administrator	(574,994)
Payable for investment securities purchased	5,906,750
Accrued expenses	96,604
Net cash used in operating activities	(55,393,565)
Cash flows provided by financing activities:
Proceeds from shares sold	60,554,981
Offering costs	(671,734)
Dividends paid to stockholders	(2,048,590)
Net cash provided by financing activities	57,834,657
Net increase in cash	2,441,092
Cash and cash equivalents, beginning of year	2,200,695
Cash and cash equivalents, end of year	$4,641,787
Supplemental non-cash information
Reinvestment of shares issued in connection with distribution reinvestment plan	$1,813,738
Offering costs charged against paid-in capital in excess of par	$671,734
See accompanying notes to financial statements.

Schedule of Investments
June 30, 2015

Portfolio Investments(1)	Investment	Estimated Yield(2)	Maturity	Principal Amount	Amortized Cost	Fair Value(3)	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Adams Mill CLO Ltd.	Subordinated notes	14.35%	7/15/2026	$500,000	$461,643	$458,225	0.7%
Apidos CLO XVIII	Subordinated notes	13.11%	7/22/2026	750,000	697,950	679,578	1.0%
Apidos CLO XXI	Subordinated notes	17.50%	7/18/2027	5,000,000	4,375,004	4,371,400	6.3%
Babson CLO Ltd. 2014-II	Subordinated notes	15.88%	10/17/2026	1,000,000	891,135	893,865	1.3%
Babson CLO Ltd. 2014-III(4)	Subordinated notes	14.25%	1/15/2026	250,000	228,699	225,589	0.3%
Babson CLO Ltd. 2015-I	Subordinated notes	16.87%	4/20/2027	3,000,000	2,707,395	2,700,054	3.9%
BlueMountain CLO 2012-2 Ltd.	Subordinated notes	16.17%	11/20/2024	3,000,000	2,557,487	2,622,603	3.8%
BlueMountain CLO 2014-1 Ltd.	Subordinated notes	15.56%	4/30/2026	250,000	217,992	227,583	0.3%
Carlyle Global Market Strategies CLO 2011-1, Ltd.	Subordinated notes	11.20%	8/10/2021	713,706	639,034	671,463	1.0%
Cent CLO 21 Limited(4)	Subordinated notes	13.42%	7/27/2026	500,000	443,413	431,816	0.6%
CIFC Funding 2006-II, Ltd.	Preferred shares	12.82%	3/1/2021	406,629	169,794	174,783	0.3%
CIFC Funding 2012-II, Ltd.	Subordinated notes	17.11%	12/5/2024	6,000,000	4,542,988	4,614,395	6.7%
CIFC Funding 2013-II, Ltd.	Subordinated notes	13.48%	4/21/2025	250,000	229,357	244,462	0.4%
CIFC Funding 2014, Ltd.	Subordinated notes / Income notes	17.50%	4/18/2025	2,250,000	1,731,351	2,061,597	3.0%
CIFC Funding 2014-IV Investor, Ltd.(4)	Income notes	13.83%	10/17/2026	1,000,000	841,369	872,175	1.3%
Covenant Credit Partners CLO I, Ltd.(5)	Subordinated notes / Subordinated fee note	17.90%	7/20/2026	4,390,245	2,966,086	3,253,812	4.7%
Covenant Credit Partners CLO II, Ltd.(6)	Subordinated notes / Subordinated fee note	16.32%	10/17/2026	4,392,156	3,395,601	3,756,126	5.4%
Flagship CLO V	Subordinated securities	10.81%	9/20/2019	150,000	23,782	23,782	—%
Galaxy XVII CLO, Ltd.(4)	Subordinated notes	13.43%	7/15/2026	250,000	209,814	211,387	0.3%
Galaxy XVIII CLO, Ltd.	Subordinated notes	18.02%	10/15/2026	1,250,000	882,092	962,710	1.4%
Halcyon Loan Investors CLO I, Ltd.	Income notes	9.33%	11/20/2020	504,000	205,535	201,069	0.3%
Halcyon Loan Advisors Funding 2014-2 Ltd.(4)	Subordinated notes	18.73%	4/28/2025	400,000	337,394	364,929	0.5%
Halcyon Loan Advisors Funding 2014-3 Ltd.	Subordinated notes	16.40%	10/22/2025	500,000	456,436	440,382	0.6%
Halcyon Loan Advisors Funding 2015-1 Ltd.	Subordinated notes	16.89%	4/20/2027	3,000,000	2,728,757	2,683,122	3.9%
Halcyon Loan Advisors Funding 2015-2 Ltd.	Subordinated notes	16.27%	7/25/2027	3,000,000	2,586,908	2,578,828	3.7%
HarbourView CLO VII, Ltd.(4)	Subordinated notes	17.84%	11/18/2026	275,000	220,466	219,673	0.3%
Jefferson Mill CLO Ltd.(4)	Subordinated notes	15.65%	7/20/2027	5,000,000	4,340,500	4,340,500	6.3%
LCM XV Limited Partnership	Income notes	12.13%	8/25/2024	250,000	207,368	220,127	0.3%
LCM XVI Limited Partnership	Income notes	16.22%	7/15/2026	5,000,000	4,003,257	3,825,437	5.5%
LCM XVII Limited Partnership	Income notes	13.61%	10/15/2026	500,000	442,209	392,861	0.6%
Madison Park Funding XIII, Ltd.	Subordinated notes	16.82%	1/19/2025	250,000	213,854	245,615	0.4%
Madison Park Funding XIV, Ltd.	Subordinated notes	13.63%	7/20/2026	750,000	714,823	738,269	1.1%
Madison Park Funding XV, Ltd.	Subordinated notes	16.19%	1/27/2026	3,000,000	2,993,912	2,841,447	4.1%
MC Funding Ltd.	Preferred shares	2.49%	12/20/2020	387,965	182,512	148,883	0.2%

Portfolio Investments(1)	Investment	Estimated Yield(2)	Maturity	Principal Amount	Amortized Cost	Fair Value(3)	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands) (continued)
Mountain View CLO 2014-1 Ltd.	Income notes	15.08%	10/15/2026	$1,000,000	$835,676	$898,743	1.3%
Mountain View CLO 2015-9 Ltd.(4)	Subordinated notes	15.43%	7/15/2027	5,000,000	4,676,889	4,669,235	6.6%
Ocean Trails CLO II	Subordinated notes	20.88%	6/27/2022	367,064	156,090	195,023	0.3%
Octagon Investment Partners XX, Ltd.	Subordinated notes	13.55%	8/12/2026	500,000	454,423	457,463	0.7%
Octagon Investment Partners XXII, Ltd.	Subordinated notes	14.21%	11/25/2025	2,000,000	1,773,617	1,688,116	2.4%
Octagon Loan Funding, Ltd.	Subordinated notes	14.99%	11/18/2026	2,000,000	1,666,599	1,677,194	2.4%
OZLM VIII, Ltd.	Subordinated notes	15.80%	10/17/2026	750,000	630,103	672,244	1.0%
Phoenix III (formerly, Avenue CLO VI, Ltd.)	Subordinated notes	17.78%	7/17/2019	556,629	179,417	214,165	0.3%
Regatta IV Funding Ltd.	Subordinated notes	15.61%	7/25/2026	250,000	208,887	225,309	0.3%
Symphony CLO XI Limited Partnership	Subordinated notes	15.03%	1/17/2025	2,000,000	1,732,127	1,728,532	2.5%
Symphony CLO XIV, Ltd.(4)	Subordinated notes	12.24%	7/14/2026	750,000	670,355	695,048	1.0%
Voya IM CLO 2013-3, Ltd. (formerly, ING IM CLO 2013-3, Ltd.)	Subordinated notes	18.66%	1/18/2026	4,000,000	3,019,820	2,951,202	4.3%
Voya IM CLO 2014-1, Ltd. (formerly, ING IM CLO 2014-1, Ltd.)(4)	Subordinated notes	15.25%	4/18/2026	250,000	222,942	225,203	0.3%
Voya CLO 2014-3, Ltd.	Subordinated notes	17.13%	7/25/2026	2,000,000	1,637,857	1,631,659	2.4%
Voya CLO 2014-4, Ltd.	Subordinated notes	14.75%	10/14/2026	1,000,000	926,342	886,251	1.3%
Voya CLO 2015-2, Ltd.	Subordinated notes	13.74%	7/23/2027	500,000	452,500	451,143	0.6%
Washington Mill CLO Ltd.(4)	Subordinated notes	14.28%	4/20/2026	400,000	345,874	356,402	0.5%
West CLO 2014-1 Ltd.	Subordinated notes	17.08%	7/18/2026	5,375,000	4,328,271	4,848,627	7.0%
Total Collateralized Loan Obligation - Equity Class					71,763,706	73,170,106	105.7%
Total investments					$71,763,706	73,170,106
Liabilities in excess of other assets						(3,932,458)	(5.7)%
Net assets						$69,237,648	100.0%

(1) The Company does not "control" and is not an "affiliate" of any of the portfolio investments, each term as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, the Company would be presumed to "control" a portfolio company if the Company owned 25% or more of its voting securities and would be an "affiliate" of a portfolio company if the Company owned 5% or more of its voting securities.

(2) The CLO subordinated notes/securities/fee notes, income notes and preferred shares are considered equity positions in the CLOs. The CLO equity investments are entitled to recurring distributions, which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to debt holders and fund expenses. The current estimated yield indicated is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions. The weighted average estimated yield for the portfolio is 16.17%.

(3) Fair value is determined by or under the direction of the Company's Board of Directors. See Notes 2 and 3 within the accompanying notes to financial statements for further discussion.
(4) Co-investment with another fund managed by an affiliate of the Adviser. See note 5.
(5) Principal amount of subordinated notes and subordinated fee note is $4,000,000 and $390,245, respectively.
(6) Principal amount of subordinated notes and subordinated fee note is $4,000,000 and $392,156, respectively.

See accompanying notes to schedule of investments.

Notes to Financial Statements
June 30, 2015

Note 1. Principal Business and Organization
Priority Income Fund, Inc., formerly known as Priority Senior Secured Income Fund, Inc., (the “Company,” “us,” “our,” or “we”) was incorporated under the general corporation laws of the State of Maryland on July 19, 2012 as an externally managed, non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and commenced operations on May 9, 2013. In addition, the Company has elected to be treated for tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Company’s investment objective is to generate current income, and as a secondary objective, long-term capital appreciation. We expect to seek to achieve our investment objective by investing, under normal circumstances, in senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated (“Senior Secured Loans”) with an emphasis on current income. Our investments may take the form of the purchase of Senior Secured Loans (either in the primary or secondary markets) or through investments in the equity and junior debt tranches of collateralized loan obligation (“CLO”) vehicles that in turn own pools of Senior Secured Loans. The Company intends to invest in both the primary and secondary markets.

The Company is managed by Priority Senior Secured Income Management, LLC (the “Adviser”), which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The Company is offering up to 100,000,000 shares of its common stock, on a best efforts basis, at an initial offering price of $15.00 per share and expects the share offering period to last for up to 36 months from the date of the commencement of the offering (May 9, 2013). On January 6, 2014, the Company satisfied its minimum offering requirement by raising over $2.5 million from selling shares to persons not affiliated with the Company or the Adviser (the “Minimum Offering Requirement”), and as a result, broke escrow and commenced making investments.

Note 2. Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

Basis of Presentation
The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) pursuant to the requirements of ASC 946, Financial Services - Investment Companies (“ASC 946”), and Articles 6 and 12 of Regulation S-X.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gains (losses) during the reporting period. Actual results could differ from these estimates and these differences could be material.

Cash equivalents
Cash and cash equivalents include funds deposited with financial institutions and short-term, highly-liquid overnight investments in money market funds. Cash equivalents are carried at cost which approximates fair value. At June 30, 2015, cash and cash equivalents consisted solely of money market funds.

Investment Valuation
The Company follows guidance under U.S. GAAP, which classifies the inputs used to measure fair values into the following hierarchy:

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

Level 2. Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities on an inactive market, or other observable inputs other than quoted prices.

Level 3. Unobservable inputs for the asset or liability.

Notes to Financial Statements
June 30, 2015

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

Investments for which market quotations are readily available are valued at such market quotations and are classified in level 1 of the fair value hierarchy.

U.S. government securities for which market quotations are available are valued at a price provided by an independent pricing agent or primary dealer. The pricing agent or primary dealer provides these prices usually after evaluating inputs including yield curves, credit rating, yield spreads, default rates, cash flows, broker quotes and reported trades. U.S. government securities are categorized in level 2 of the fair value hierarchy.

With respect to investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value, the board of directors (the “Board”) has approved a multi-step valuation process for each quarter, as described below, and such investments are classified in level 3 of the fair value hierarchy:

1.	each portfolio investment is reviewed by investment professionals of the Adviser with an independent valuation firm engaged by the Board;

2.	the independent valuation firm conducts independent valuations and make its own independent assessments;

3.	the audit committee of the Board (the “Audit Committee”) reviews and discusses the preliminary valuation of the Adviser and that of the independent valuation firm; and

4.
the Board discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith based on the input of the Adviser, the independent valuation firm and the Audit Committee.

The types of factors that are taken into account in fair value determination include, as relevant, market changes in expected returns for similar investments, performance improvement or deterioration, the nature and realizable value of any collateral, the issuer’s ability to make payments and its earnings and cash flows, the markets in which the issuer does business, comparisons to traded securities, and other relevant factors.

Securities Transactions
Securities transactions are recorded on trade date. Realized gains or losses on investments are calculated by using the specific identification method.

Revenue Recognition
Interest income from investments in the “equity” positions of CLO funds (typically income notes, subordinated notes or preferred shares) is recorded based on an estimation of an effective yield to expected maturity utilizing assumed future cash flows. The Company monitors the expected cash inflows from CLO equity investments, including the expected residual payments, and the estimated effective yield is determined and updated periodically, as needed.

Offering Costs
Offering costs prior to the commencement of operations were capitalized on the Company’s statement of assets and liabilities as deferred charges until operations began. Thereafter, offering costs were amortized as an expense over a twelve month period ended May 9, 2014 on a straight-line basis. The Company charges all offering costs incurred after the commencement of operations against paid-in capital in excess of par value on the statement of assets and liabilities.

Dividends and Distributions
Dividends and distributions to stockholders, which are determined in accordance with federal income tax regulations, are recorded on the record date. The amount to be paid out as a dividend or distribution is approved by the Board. The Company intends to pay dividends on a monthly basis. Net realized capital gains, if any, are generally distributed or deemed distributed at least annually.

Notes to Financial Statements
June 30, 2015

Federal and State Income Taxes
The Company has elected to be treated as a RIC and intends to comply with the requirement of the Code applicable to RICs. The Company is required to distribute at least 90% of its investment company taxable income and intends to distribute (or retain through a deemed distribution) all of the Company’s investment company taxable income and net capital gain to stockholders; therefore, the Company has made no provision for income taxes. The character of income and gains that the Company will distribute is determined in accordance with income tax regulations that may differ from U.S. GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

If the Company does not distribute (or are not deemed to have distributed) at least 98% of its annual ordinary income and 98.2% of its capital gains in the calendar year earned, the Company will generally be required to pay an excise tax equal to 4% of the amount by which 98% of its annual ordinary income and 98.2% of its capital gains exceed the distributions from such taxable income for the year. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, the Company accrues excise taxes, if any, on estimated excess taxable income. For the calendar year ended December 31, 2014, the Company did not incur an excise tax expense because there was no annual taxable income.

If the Company fails to satisfy the annual distribution requirement or otherwise fail to qualify as a RIC in any taxable year, the Company would be subject to tax on all of its taxable income at regular corporate rates. The Company would not be able to deduct distributions to stockholders, nor would the Company be required to make distributions. Distributions would generally be taxable to the Company’s individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of the Company’s current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, the Company would be required to distribute to its stockholders the Company’s accumulated earnings and profits attributable to non-RIC years reduced by an interest charge of 50% of such earnings and profits payable by us as an additional tax. In addition, if the Company failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Company would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Company had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

The Company follows ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. As of June 30, 2015 and for the year then ended, the Company did not have a liability for any unrecognized tax benefits, respectively. Management has analyzed the Company’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2015 no provision for income tax is required in the Company’s financial statements. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. Although the Company files both federal and state income tax returns, the Company’s major tax jurisdiction is federal. All federal and state income tax returns for each tax year in the two-year period ended June 30, 2015 remain subject to examination by the Internal Revenue Service and state departments of revenue.

The tax basis components of distributable earnings differ from the amounts reflected in the statement of assets and liabilities due to temporary book/tax differences primarily arising from investments in CLO equity.

Recent Accounting Pronouncement
In August 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2014-15, Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern (“ASU 2014-15”). ASU 2014-15 will explicitly require management to assess an entity’s ability to continue as a going concern, and to provide related footnote disclosure in certain circumstances. ASU 2014-15 is effective for annual and interim periods ending after December 15, 2016. Early application is permitted. The adoption of the amended guidance in ASU 2014-15 is not expected to have a significant effect on the Company’s financial statements and disclosures.

Notes to Financial Statements
June 30, 2015

Note 3. Portfolio Investments
Purchases and sales of investment securities (excluding short-term securities) for the year ended June 30, 2015 were $65,672,215 and $0, respectively. During the year ended June 30, 2015, two CLOs were called for redemption and aggregate proceeds of $316,419 were received.

The following table summarizes the inputs used to value the Company’s investments measured at fair value as of June 30, 2015.

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Securities	Observable Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total
Assets
Collateralized Loan Obligation - Equity Class	$—	$—	$73,170,106	$73,170,106

The following is a reconciliation of investments for which level 3 inputs were used in determining fair value.

Collateralized Loan Obligation - Equity Class
Fair value at June 30, 2014	$7,921,852
Net realized loss from investments	(4,606)
Net change in unrealized appreciation on investments	1,432,835
Purchase of investments	65,672,215
Proceeds from collection of investment principal	(3,320,257)
Accretion of purchase discount, net	1,468,067
Transfers into level 3(1)	—
Transfers out of level 3(1)	—
Fair value at June 30, 2015	$73,170,106

Net change in unrealized appreciation attributable to level 3 investments still held at the end of the year	$1,429,512

(1) Transfers between levels, if any, are recognized at the beginning of the quarter during which the asset or liability was transferred. There were no transfers between level 1 and level 2 during the year.

The following table provides quantitative information about significant unobservable inputs used in the fair value measurement of level 3 investments as of June 30, 2015.

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range	Weighted Average
Collateral Loan Obligation - Equity Class	$73,170,106	Discounted Cash Flow	Discount Rate	8.75% - 19.51%	15.86%

In determining the range of fair value for investments in CLOs, management and the independent valuation firm used a discounted cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date. For each CLO security, the most appropriate valuation approach was chosen from alternative approaches to ensure the most accurate valuation for such security. A cash flow model was used to store the collateral data, generate collateral cash flows from the assets based on various assumptions for the

Notes to Financial Statements
June 30, 2015

risk factors, and distribute the cash flows to the liability structure based on the payment priorities, and discount the cash flows back using proper discount rates.

The discounted cash flow model considers the CLO structure as well as current asset and liability characteristics based upon information derived from data sources such as the CLOs’ trustee reports and indentures. Key model inputs include reinvestment asset spread, expected prepayment rate, default rate and recovery rate for the underlying collateral held in the CLOs. These inputs are derived by reference to a variety of market sources and historical performance metrics. A discount rate is applied to the expected future cash flows from the CLOs derived from the third-party cash flow model, which reflects the perceived level of risk that would be used by another market participant in determining fair value. An analysis of the observable risk premium data as well as the structural strength and credit quality of the CLOs is undertaken in determining the discount rate.

The fair value calculations for the CLOs are sensitive to the key model inputs, including amongst other things, default and recovery rates. The default rate, recovery rate and other assumptions are determined by reference to a variety of observable market sources and applied according to the quality and asset class mix of the underlying collateral and the historical track record of each particular collateral manager. The model assumptions are reviewed on a regular basis and adjusted as appropriate to factor in historic, current and potential market developments.

The significant unobservable input used to value the CLOs is the discount rate applied to the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest payments. Included in the consideration and selection of the discount rate are the following factors: risk of default, comparable investments, and call provisions. An increase or decrease in the discount rate applied to projected cash flows, where all other inputs remain constant, would result in a decrease or increase, respectively, in the fair value measurement.

CLO investments may be riskier and less transparent than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans. The Company’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to the Company on its CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. The Company’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on the Company’s net assets. The Company is not responsible for and has no influence over the management of the portfolios underlying the CLO investments the Company holds as those portfolios are managed by non-affiliated third-party CLO collateral managers.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the currently assigned valuations.

Note 4. Capital
The Company offers three classes of shares: Class R shares, Class RIA shares and Class I shares. Class R shares are available to the general public. Class RIA shares are only available to accounts managed by registered investment advisers. Class I shares are available for purchase only through (1) fee-based programs, also known as wrap accounts, of investment dealers, (2) participating broker-dealers that have alternative fee arrangements with their clients, (3) certain registered investment advisers or (4) bank trust

Notes to Financial Statements
June 30, 2015

departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers. These classes of shares differ only with respect to the sales load purchasers in the offering must pay, as follows:

•For Class R shares, purchasers pay selling commissions of up to 6.0% and dealer manager fees of 2.0%;
•For Class RIA shares, purchasers pay dealer manager fees of 2.0%, but no selling commissions; and
•For Class I shares, purchasers pay no selling commissions or dealer manager fees.

The Company’s authorized stock consists of 200,000,000 shares of stock, par value $0.01 per share, all of which are initially designated as common stock comprising 180,000,000 of Class R shares, 10,000,000 of Class RIA shares and 10,000,000 of Class I shares. Each class of shares has identical voting and distributions rights, and bears its own pro rata portion of the Company’s expenses and have the same net asset value.

Transactions in shares of common stock were as follows during the years ended June 30, 2015 and 2014, respectively:

	Class R Shares		Class RIA Shares		Class I Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Year ended June 30, 2015:
Shares sold	4,221,905	$58,264,160	14,078	$194,530	90,256	$1,245,534
Shares issued from reinvestment of distributions	135,036	1,773,135	415	5,434	2,675	35,169
Shares reacquired	—	—	—	—	—	—
Net increase from capital transactions	4,356,941	$60,037,295	14,493	$199,964	92,931	$1,280,703

Year ended June 30, 2014:
Shares sold	643,685	$8,883,076	—	$—	38,087	$525,600
Shares issued from reinvestment of distributions	6,930	98,763	—	—	575	7,534
Shares reacquired	—	—	—	—	—	—
Net increase from capital transactions	650,615	$8,981,839	—	$—	38,662	$533,134

At June 30, 2015, the Company has 5,007,556, 14,493 and 149,458 of Class R shares, Class RIA shares and Class I shares issued and outstanding, respectively.

Share Repurchase Program
The Company intends to conduct quarterly tender offers pursuant to its share repurchase program. The Company’s Board will consider the following factors, among others, in making its determination regarding whether to cause us to offer to repurchase shares and under what terms:

•	the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);

•	the liquidity of the Company’s assets (including fees and costs associated with disposing of assets);

•	the Company’s investment plans and working capital requirements;

•	the relative economies of scale with respect to the Company’s size;

•	the Company’s history in repurchasing shares or portions thereof; and

•	the condition of the securities markets.

The Company will limit the number of shares to be repurchased in any calendar year to 20% of the weighted average number of shares outstanding in the prior calendar year, or 5% in each quarter, though the actual number of shares that the Company offer to repurchase may be less in light of the limitations noted below. At the discretion of the Company’s Board, the Company may

Notes to Financial Statements
June 30, 2015

use cash on hand, cash available from borrowings and cash from the sale of investments as of the end of the applicable period to repurchase shares. In addition, the Company currently intends to limit the number of shares to be repurchased during any calendar year to the number of shares the Company can repurchase with the proceeds the Company receives from the sale of its shares under its distribution reinvestment plan. The Company will offer to repurchase such shares at a price equal to the net asset value per share of our common stock specified in the tender offer. The Company’s Board may suspend or terminate the share repurchase program at any time. The first such tender offer commenced in May 2015, and the repurchase occurred in July 2015.

The following table sets forth the number of common shares to be repurchased by the Company:

For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
Fiscal 2015
June 30, 2015	July 7, 2015	4,702	100%	$12.70	$59,720

The Company made an offer to purchase, dated May 22, 2015, up to 39,657 shares of its issued and outstanding common shares. The offer began on May 29, 015 and expired at 12:00 Midnight, Eastern Time, on June 26, 2015. Stockholders may withdraw their tendered shares after July 27, 2015, which is 40 business days after the commencement of the offer, if payment has not been made by that date. Payment was made on July 7, 2015 and a total of 4,702 shares, representing 1,702 Class R shares and 3,000 Class I shares, were validly tendered and not withdrawn pursuant to the offer.

Note 5. Transactions with Affiliates
Investment Advisory Agreement
On May 9, 2013, the Company entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Adviser. The Adviser is 50% owned by Prospect Capital Management L.P. and 50% by Behringer Harvard Holdings, LLC (“BHH”). The Adviser manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, the Adviser is paid a base management fee and an incentive fee. The base management fee, payable quarterly in arrears, is calculated at an annual rate of 2.0% based on the average of the total assets as of the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. The Company also pays routine non-compensation overhead expenses of the Adviser in an amount up to 0.0625% per quarter (0.25% annualized) of the Company’s average total assets. The incentive fee is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees received) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement, and any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the organization and offering expenses and incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to the preferred return rate of 1.5% per quarter (6.0% annualized). The Company pays the Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the preferred return rate; (2) 100% of the pre-incentive fee net investment income, if any, that exceeds the preferred return rate but is less than 1.875% in any calendar quarter (7.5% annualized); and (3) 20.0% of the pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter. These calculations are appropriately pro-rated for any period of less than three months.

Expense Support and Conditional Reimbursement Agreement
On February 10, 2014, the Company entered into an Expense Support and Conditional Reimbursement Agreement with the Adviser (as amended and restated on December 17, 2014 and February 24, 2015) (the “Expense Support Agreement”), whereby the Adviser has agreed to reimburse the Company for operating expenses in an amount equal to the difference between distributions to the Company’s stockholders for which a record date has occurred in each quarter less the sum of the Company’s net investment income,

Notes to Financial Statements
June 30, 2015

the net realized capital gains/losses, the unrealized losses and dividends paid to the Company from its portfolio investments during such quarter (“Expense Support Reimbursement”). To the extent that there are no dividends or other distributions to the Company’s stockholders for which a record date has occurred in any given quarter, then the Expense Support Reimbursement for such quarter shall be equal to such amount necessary in order for available operating funds for the month to equal zero. Available operating funds is the sum of (i) the Company’s net investment income (minus any reimbursement payments payable to the Adviser), (ii) the Company’s net realized capital gains/losses plus unrealized losses and (iii) dividends and other distributions paid to the Company on account of its portfolio investments (“Available Operating Funds”). The terms of the Expense Support Agreement commenced with the calendar quarter ended March 31, 2014 and continues quarterly thereafter until May 9, 2016, unless extended mutually by the Company and the Adviser. Any payments required to be made by the Adviser under the Expense Support Agreement (an “Expense Payment”) for any quarter shall be paid by the Adviser to the Company in any combination of cash or other immediately available funds, and/or offsets against amounts otherwise due from the Company to the Adviser, no later than the earlier of (i) the date on which the Company closes the books for such quarter and (ii) sixty days after the end of such quarter, or at such later date as determined by the Company (the “Expense Payment Date”). The Company has a conditional obligation to reimburse the Adviser for any amounts funded by the Adviser under the Expense Support Agreement. Following any calendar quarter in which Available Operating Funds in such calendar quarter exceed the cumulative distributions to stockholders for which a record date has occurred in such calendar quarter (“Excess Operating Funds”) on a date mutually agreed upon by the Adviser and the Company (each such date, a “Reimbursement Date), the Company shall pay such Excess Operating Funds, or a portion thereof, to the extent that the Company has cash available for such payment, to the Adviser until such time as all Expense Payments made by the Adviser to the Company have been reimbursed; provided that (i) the operating expense ratio as of such Reimbursement Date is equal to or less than the operating expense ratio as of the Expense Payment Date attributable to such specified Expense Payment; (ii) the annualized distribution rate, which includes all regular cash distributions paid and excludes special distributions or the effect of any stock dividends paid, as of such Reimbursement Date is equal to or greater than the annualized distribution rate as of the Expense Payment Date attributable to such specified Expense Payment; and (iii) such specified Expense Payment Date is not earlier than three years prior to the Reimbursement Date. The purpose of the Expense Support Agreement is to minimize distributions from the Company to the stockholders being characterized as returns of capital for U.S. GAAP purposes and to reduce operating expenses until the Company has raised sufficient capital to be able to absorb such expenses. As of June 30, 2015, the Company has elected to defer the receipt of Expense Payments from the Adviser in any combination of cash or other immediately available funds, and/or offsets against amounts otherwise due from the Company to the Adviser for a later date.

The following table provides information regarding liabilities incurred by the Adviser pursuant to the Expense Support Agreement:

Period Ended	Expense Support Payments Due from Adviser	Expense Support Payments Reimbursed to Adviser	Unreimbursed Support Payments	Operating Expense Ratio(1)	Annualized Distribution Rate(2)	Eligible to be Repaid Through
March 31, 2014	$668,599	—	$668,599	22.83%	7.00%	March 31, 2017
June 30, 2014	582,112	—	582,112	6.66%	7.00%	June 30, 2017
September 30, 2014	834,881	—	834,881	5.70%	7.00%	September 30, 2017
December 31, 2014	355,993	—	355,993	2.06%	7.00%	December 31, 2017
March 31, 2015	801,050	—	801,050	1.79%	7.00%	March 31, 2018
June 30, 2015	951,871	—	951,871	1.06%	7.00%	June 30, 2018

(1)Operating expense ratio is as of the date the Expense Payment was due from the Advisor and includes all expenses borne by the Company, except for organizational and offering expenses, base management fees, incentive fees and any interest expense attributable to indebtedness incurred by the Company.

(2)Annualized distribution rate equals the annualized rate of distributions to stockholders based on the amount of the regular dividends paid immediately prior to the date the expense support payment obligation was due from the Advisor. Annualized distribution rate does not include bonus dividends paid to stockholders.

Administration Agreement
Additionally, on May 9, 2013, the Company entered into an administration agreement (the “Administration Agreement”) with Prospect Administration LLC (the “Administrator”), an affiliate of the Adviser. The Administrator performs, oversees and arranges for the performance of administrative services necessary for the operation of the Company. These services include, but are not

Notes to Financial Statements
June 30, 2015

limited to, accounting, finance and legal services. For providing these services, facilities and personnel, the Company reimburses the Administrator for the Company’s actual and allocable portion of expenses and overhead incurred by the Administrator in performing its obligations under the Administration Agreement, including rent and the Company’s allocable portion of the costs of its Chief Financial Officer and Chief Compliance Officer and his staff.

Investor Services Agreement
The Company also entered into an investor services agreement (the “Investor Services Agreement”) under which the Company reimburses a subsidiary of BHH for providing investor relations support and related back-office services with respect to the Company’s investors.

Dealer Manager
Behringer Securities, LP (the “Dealer Manager”), an indirect wholly-owned subsidiary of BHH, acts as dealer manager for the offering and manages a group of participating broker-dealers, including other unaffiliated broker-dealers who enter into participating broker-dealer agreements with the Dealer Manager. The Dealer Manager is expected to re-allow the full amount of selling commissions to participating broker-dealers and may re-allow up to 1.15% of the dealer manager fee to participating broker-dealers for reimbursement of marketing expenses.

For the year ended June 30, 2015, fees and expenses incurred by the Company related to its affiliates or subsidiaries of its affiliates were as follows:

			Year Ended
Related Party	Source Agreement	Description	June 30, 2015
Priority Senior Secured Income Management, LLC	Investment Advisory Agreement	Base management fee(1)	$706,492
Priority Senior Secured Income Management, LLC	Investment Advisory Agreement	Routine non-compensation overhead expenses(1)	64,277
Priority Senior Secured Income Management, LLC	Investment Advisory Agreement	Incentive fee(2)	272,898
Prospect Administration LLC	Administration Agreement	Administrator costs(3)	423,344
Behringer Harvard Holdings, LLC	Investor Services Agreement	Investor services fee(4)	100,000
Behringer Securities, LP	Dealer Manager Agreement	Dealer manager fee(5)	1,259,972

(1)During the year ended June 30, 2015, $763,772 and $70,788 in base management fee and routine non-compensation overhead expenses, respectively, were paid to the Adviser. As of June 30, 2015, $5,784 and 1,372 in base management fee and routine non-compensation overhead expenses, respectively, were payable to the Adviser.
(2)During the year ended June 30, 2015, $367,097 in incentive fee were paid to the Adviser. During the year ended June 30, 2015, the Company reversed incentive fee of $94,199 based on the performance of its portfolio. As of June 30, 2015, $94,199 in incentive fee was due from the Adviser.
(3)During the year ended June 30, 2015, $998,338 in administrator costs were paid to the Administrator. As of June 30, 2015, $229 in administrator costs was payable to the Administrator.
(4)During the year ended June 30, 2015, $100,000 in investor services fee was incurred by the Company, which is included as part of transfer agent’s fees and expenses on the statement of operations. As of June 30, 2015, $100,000 in investor services fee was due to a subsidiary of BHH, which is shown as part of due to Adviser on the statement of assets and liabilities.
(5)Represents aggregate dealer manager fees retained by the Dealer Manager. The Dealer Manager may re-allow up to 1.15% of the dealer manager fee to participating broker-dealers for reimbursement of marketing expenses.

Organization and Offering Costs
The Adviser, on behalf of the Company, paid or incurred offering costs of $677,748 for the year ended June 30, 2015, which was charged against paid-in capital in excess of par value. During the year ended June 30, 2015, the Adviser voluntarily waived $48,022 and $36,155 for organization and offering costs, respectively, which were incurred prior to fiscal year ended June 30, 2015, of

Notes to Financial Statements
June 30, 2015

which $78,163 is shown in the statement of operations and $6,014 was credited to paid-in capital. Offering expenses consist of costs for the registration, certain marketing and distribution of the Company’s shares. These expenses include, but are not limited to, expenses for legal, accounting, printing and certain marketing, and include salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others for providing these services. Offering costs attributable to the salaries and direct expenses of such employees for providing primarily certain due diligence services were $115,700 for the year ended June 30, 2015. During the year ended June 30, 2015, $50,827 in offering costs were paid to the Adviser.

In addition, the Adviser, on behalf of the Company, paid operating expenses of $1,457,852 for the year ended June 30, 2015, of which $469,718 include salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others for providing compliance, certain marketing and stockholder services.

At June 30, 2015, total due to Adviser for organization and offering costs, and operating expenses paid on behalf of the Company is $5,446,114.

Upon achieving the Minimum Offering Requirement, the Adviser is entitled to receive up to 5.0% of the gross proceeds from the offering as reimbursement for organizational and offering expenses that it has funded, until all of the organizational and offering costs listed above and any future offering expenses paid by the Adviser have been recovered. On January 8, 2014, the Adviser agreed to reduce such reimbursement and accept a maximum of 2.0% of the gross proceeds of the offering of the Company’s securities until all of the organizational and offering expenses incurred and/or paid by the Adviser have been recovered.

Co-Investments
On February 10, 2014, the Company received an exemptive order from the SEC (the “Order”) that gave it the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Adviser or certain affiliates, including Prospect Capital Corporation and Pathway Energy Infrastructure Fund, Inc., subject to the conditions included therein. Under the terms of the relief permitting the Company to co-invest with other funds managed by the Company’s Adviser or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Company’s independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching of the Company or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with the Company’s investment objective and strategies. In certain situations where co-investment with one or more funds managed by the Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, the Company will be unable to invest in any issuer in which one or more funds managed by the Adviser or its affiliates has previously invested.

As of June 30, 2015, the Company had co-investments with Prospect Capital Corporation (“PCC”) in the following CLOs: Babson CLO Ltd. 2014-III; Cent CLO 21 Limited, CIFC Funding 2014-IV Investor, Ltd., Galaxy XVII CLO, Ltd., Halcyon Loan Advisors Funding 2014-2 Ltd., HarbourView CLO VII, Ltd., Jefferson Mill CLO Ltd., Mountain View CLO 2015-9 Ltd., Symphony CLO XIV Ltd., Voya IM CLO 2014-1, Ltd. and Washington Mill CLO Ltd.

Allocation of Expenses
The Company allocated expenses related to valuation services and other general and administrative expenses attributable to PCC, which totaled $72,470 for the year ended June 30, 2015. At June 30, 2015, $10,459 was due from PCC.

Officers and Directors
Certain officers and directors of the Company are also officers and directors of the Adviser and its affiliates. There were no fees paid to the independent directors of the Company as the Company did not exceed the minimum net asset value required (i.e., greater than $100 million) to receive a fee for the year ended June 30, 2015. The officers do not receive any direct compensation from the Company.

Notes to Financial Statements
June 30, 2015

Note 6. Dividends and Distributions
Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP.

The Company distributed $3,862,328 and $274,840 to stockholders for the years ended June 30, 2015 and 2014, respectively. The following table summarizes the Company’s distributions declared and payable for the years ended June 30, 2015 and 2014.

Record Date	Payment Date	Total Amount per Share(a)	Amount Distributed
February 21, 2014	February 24, 2014	$0.13521	$36,172
February 28, 2014	March 3, 2014	0.02014	5,487
March 7, 14, 21 and 28, 2014	March 31, 2014	0.08056	24,737
April 4, 11, 18 and 25, 2014	April 28, 2014	0.08056	30,283
May 2, 9, 16, 23 and 30, 2014	June 2, 2014	0.10070	48,359
June 6, 13, 20 and 27, 2014(b)	June 30, 2014	0.19306	129,802
Total declared and payable for the year ended June 30, 2014			$274,840

July 7, 11, 18 and 25, 2014	August 4, 2014	$0.08056	$80,829
August 1, 8, 15, 22 and 29, 2014	September 2, 2014	0.10070	90,687
September 5, 12, 19 and 26, 2014(b)	September 29, 2014	0.19306	246,663
October 3, 10, 17, 24 and 31, 2014	November 3, 2014	0.10070	136,902
November 7, 2014(b)	November 10, 2014	0.05190	90,187
November 7, 14, 21 and 28, 2014	December 1, 2014	0.08056	148,181
December 5, 12, 19 and 26, 2014(b)	December 29, 2014	0.14116	298,379
January 2, 9, 16, 23 and 30, 2015	February 2, 2015	0.10070	230,114
February 6, 13, 20 and 27, 2015	March 2, 2015	0.08056	209,684
March 6, 13, 20 and 27, 2015(b)	March 30, 2015	0.19306	635,948
April 3, 10, 17 and 24, 2015	April 27, 2015	0.08056	297,672
May 1, 8, 15, 22 and 29, 2015	June 1, 2015	0.10070	426,956
June 5, 12, 19 and 26, 2015(b)	June 29, 2015	0.19306	970,126
Total declared and payable for the year ended June 30, 2015			$3,862,328

(a)Total amount per share represents the total distribution rate for the record dates indicated.
(b)Includes special dividends.

Dividends and distributions to stockholders are recorded on the record date. The table above includes distributions with record dates during the years ended June 30, 2015 and 2014, and does not include distributions previously declared to stockholders of record on any future dates, as those amounts are not yet determinable. The following dividends were previously declared and will be payable subsequent to June 30, 2015:

Notes to Financial Statements
June 30, 2015

Record Date	Payment Date	Total Amount per Share(a)
July 6, 10, 17, 24 and 31, 2015	August 3, 2015	$0.10070
August 7, 14, 21 and 28, 2015	August 31, 2015	0.08056
September 4, 11, 18 and 25, 2015	September 28, 2015	0.08056
September 25, 2015	September 28, 2015	0.11250

(a)Total amount per share represents the total distribution rate for the record dates indicated.

The Company may fund its distributions to stockholders from any sources of funds available, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from the Adviser, which may constitute a return of capital and reduce the amount of capital available to the Company for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses.

Following commencement of the Company’s continuous public offering, substantial portions of the Company’s dividends to stockholders have been funded through reimbursement of operating expenses by the Adviser that are subject to repayment by the Company. The purpose of this arrangement was to ensure that no portion of the Company’s distributions to stockholders was paid from offering proceeds. Any such distributions funded through expense reimbursements were not based on the Company’s investment performance. The reimbursement of these Expense Payments owed to the Adviser will reduce the future distributions to which stockholders would otherwise be entitled. For the year ended June 30, 2015, the Company did not repay any amounts to the Adviser for Expense Payments. There can be no assurance that the Company will achieve the performance necessary to sustain its distributions or that the Company will be able to pay distributions at a specific rate or at all.

The determination of the tax characterization (i.e., paid from ordinary income, paid from net capital gains, and/or a return of capital which is a nontaxable distribution) of distributions is made annually at the end of the Company’s fiscal year based upon U.S. federal income tax regulations and distributions paid for the full year.

The Company has adopted an “opt in” distribution reinvestment plan pursuant to which stockholders may elect to have the full amount of distributions reinvested in additional shares. stockholders will receive distributions in cash unless specifically “opting in” to the distribution reinvestment plan to have cash distributions reinvested in additional shares of the Company. Reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. There will be no selling commissions, dealer manager fees or other sales charges for shares issued under the distribution reinvestment plan.

The Company issued 138,126 and 7,505 shares of its common stock in connection with the dividend reinvestment plan for the years ended June 30, 2015 and 2014, respectively.

Note 7. Income Taxes
Distributions to stockholders are determined in accordance with U.S. federal income tax regulations, which may differ from amounts determined in accordance with U.S. GAAP. These book-to-tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified among the Company’s net assets components. During the year ended June 30, 2015, as a result of permanent differences primarily due to non-deductible offering costs, the Company increased dividends in excess of net investment income by $17,944, increased accumulated realized loss by $15,282 and increased paid-in capital in excess of par by $33,226.

Capital losses in excess of capital gains earned in a tax year may generally be carried forward and used to offset capital gains, subject to certain limitations. The Regulated Investment Company Modernization Act (the “RIC Modernization Act”) was enacted on December 22, 2010. Under the RIC Modernization Act, capital losses incurred by taxpayers in taxable years beginning after the date of enactment will be allowed to be carried forward indefinitely and are allowed to retain their character as either short-term or long-term losses. As such, the capital loss carryforwards generated by the Company will not be subject to expiration. Any

Notes to Financial Statements
June 30, 2015

losses incurred in post-enactment tax years will be required to be utilized prior to the losses incurred in pre-enactment tax years. The Company has available $19,888 of short-term capital losses which can be used to offset future capital gains.

At June 30, 2015, the components of accumulated losses on a tax basis were as follows(1):

Undistributed ordinary income	$1,715,489
Capital loss carryforward	(19,888)
Other book-to-tax differences(a)	(210,050)
Net unrealized appreciation/(depreciation)	(209,507)
Total accumulated gain/(loss)	$1,276,044

(a)Other book-to-tax differences related solely to the timing of the deductibility of organizational/start-up costs.

(1)Tax balances are estimates and are not final until the Company files its tax return.

Notes to Financial Statements
June 30, 2015

The tax character of distributions for the years ended June 30, 2015 and 2014 was as follows:

	Year Ended June 30, 2015		Year Ended June 30, 2014
Ordinary income	$3,862,328	100.0%	$274,840	100.0%
Capital gains	—	—%	—	—%
Return of capital	—	—%	—	—%
Total distributions	$3,862,328	100.0%	$274,840	100.0%

The tax cost of the Company’s portfolio investments as of June 30, 2015 was as follows:

	Gross Tax	Gross Tax	Net Tax Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost	Appreciation	(Depreciation)	(Depreciation)
$73,379,613	$42,494	$(252,001)	$(209,507)

The differences between book-basis and tax-basis for determining unrealized appreciation/(depreciation) relate primarily to (i) the realization for tax purposes of mark-to-market gains on certain investments in passive foreign investment companies and (ii) tax basis adjustments resulting from cash distributions from passive foreign investment companies in excess of earning and profits that are characterized as return of capital.

Note 8. Investment Risks
Cash held at financial institutions, at times, may exceed the amount insured by the Federal Deposit Insurance Corporation.

Concentration of Credit Risk
The Company's portfolio is concentrated in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company's maximum risk of loss from credit risk for portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to defaults occurring in the underlying loans of the CLOs.

Liquidity Risk
Investments in CLO residual interest (i.e., “equity” class) generally offer less liquidity than other investment grade or high-yield corporate debt, and may be subject to certain transfer restrictions. The Company’s ability to sell certain investments quickly in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default of certain minimum required coverage ratios, which could result in full loss of value to the CLO residual interest and junior debt investors.

Interest Rate Risk
The fair value of the Company’s investments may be significantly affected by changes in interest rates. The Company’s investments in Senior Secured Loans through CLOs are sensitive to interest rate levels and volatility. In the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its investments and operating results. In the event of a declining interest rate environment, a faster than anticipated rate of prepayments is likely to result in a lower than anticipated yield.

Note 9. Commitments and Contingencies
The Company has a conditional obligation to reimburse the Adviser for any amounts funded by the Adviser under the Expense Support Agreement if (and only to the extent that), following any fiscal quarter occurring within three years of the date on which the Adviser incurred a liability for such amount, Available Operating Funds exceeds the distributions paid by the Company to stockholders to the extent that the Company has cash available for such payment. The Company will only make reimbursement payments if its operating expense ratio is equal to or less than its operating expense ratio at the time the corresponding expense payment was incurred and due and if the annualized rate of the Company’s regular cash distributions to stockholders is equal to or greater than the annualized rate of its regular cash distributions to stockholders at the time the corresponding expense payment was incurred. No reimbursement will be paid to the Adviser more than three years after such corresponding expense payment was incurred. The Company is unable to estimate the amount that would be reimbursable to the Adviser at the time the above event occurs. However, the maximum exposure to the Company is the total Expense Payments from the Adviser.

On May 9, 2013, the Securities and Exchange Commission (“SEC”) declared effective our registration statement filed on Form N-2 (the “Registration Statement”). On September 9, 2014, we filed a post-effective amendment to the Registration Statement that included our audited financial statements as of and for the year ended June 30, 2014, as had been included in our annual report to stockholders for the year ended June 30, 2014 (the “2014 Annual Report”) and filed with the SEC on Form N-CSR. Although prospective investors were previously provided with a prospectus supplement containing our audited financial statements as of and for the year ended June 30, 2013, there were approximately three months when the Registration Statement, as declared effective, did not technically contain financial information that was current for purposes of Section 10(a)(3) under the Securities Act (the “Applicable Period”). During the Applicable Period, 695,952 shares of Class R common stock were sold at purchase prices of $15.00 and $14.85 per share and 7,319 shares of Class I common stock were sold at a purchase price of $13.80 per share, for gross proceeds of approximately $10.5 million. Such shares may have been issued in violation of Section 5 under the Securities Act, and, as a result, the purchasers of those shares may have rescission rights or claims for damages. To ensure that our stockholders are not harmed by any claims for rescission, we have entered into an indemnification agreement with the Adviser whereby the Adviser has agreed to provide funds necessary for stockholder claims for rescission if we are unable to do so and to indemnify us for any losses arising from rescission claims and legal expenses incurred by us if we defend against stockholder claims for rescission. There have been no claims for rescission as of the date of this filing.

The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material adverse effect upon its financial condition or results of operations.

Note 10. Financial Highlights
The following is a schedule of financial highlights for the year ended June 30, 2015 and the period from January 6, 2014 (the date non-affiliate stockholders were admitted into the Company) to June 30, 2014. The Company has omitted the financial highlights for the periods from July 1, 2013 to January 5, 2014 and July 19, 2012 (inception) to June 30, 2013 since the Company had not commenced investment operations. Although the Company offers three classes of shares, the difference is only with respect to the sales load purchasers in the offering must pay. Each class of shares has identical voting and distributions rights, and bears its own pro rata portion of the Company’s expenses and has the same net asset value. As such, the schedule of financial highlights is presented for the Company as a whole.

Notes to Financial Statements
June 30, 2015

	Year Ended	Period Ended
	June 30, 2015	June 30, 2014(a)
Per share data:
Net asset value, beginning of year or period	$9.60	$13.80

Net investment income(b)	1.64	0.66
Net realized and change in unrealized gain (loss) from investments(b)	0.58	(0.06)
Net increase in net assets resulting from operations	2.22	0.60
Distributions to stockholders from net investment income(d)	(1.50)	(0.61)
Offering costs(b)	(0.27)	(1.36)
Other(c)	3.34	(2.83)
Net asset value, end of year or period	$13.39	$9.60

Total return, based on NAV(e)	56.24%	(27.15)%
Supplemental Data:
Net assets, end of year or period	$69,237,648	$6,787,044
Ratio to average net assets:
Expenses without reimbursements(f)	9.76%	79.50%
Expenses after reimbursements(f)	—%	(2.50)%
Net investment income (loss)(f)	13.04%	(18.02)%

Portfolio turnover	1%	6%

(a)Represents the period from January 6, 2014 (the date non-affiliate stockholders were admitted into the Company) to June 30, 2014.
(b)Calculated based on average shares outstanding.
(c)The amount shown represents the balancing figure derived from the other figures in the schedule, and is primarily attributable to the accretive effects from the sales of the Company’s shares during the period.

(d)The per share data for dividends is the actual amount of dividends paid or payable per share of common stock outstanding during the period. Distributions per share are rounded to the nearest $0.01.
(e)Total return, which is not annualized for periods less than a year, is based upon the change in net asset value per share between the opening and ending net asset values per share during the period and assumes that dividends are reinvested in accordance with the Company’s dividend reinvestment plan. The computation does not reflect the sales load for the shares, as applicable. Total return based on market value is not presented since the Company’s shares are not publicly traded.

(f)Annualized for periods less than one year.

Note 11. Subsequent Events
On July 7, 2015, pursuant to the Company’s Share Repurchase Program, the Company purchased 4,702 common shares validly tendered and not withdrawn at a price equal to $12.70 per share for an aggregate purchase price of $59,720.